UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) January 18, 2019

RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory note:  The purpose of this amendment is to provide the audited financial statements of Rhapsody International, Inc., a Delaware corporation doing business as Napster ("Napster"), as required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the acquisition of Napster by RealNetworks, Inc ("RealNetworks"). This information was excluded from RealNetworks initial filing on Form 8-K, filed with the Securities and Exchange Commission on January 22, 2019, in reliance upon Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

1.  The following listed Audited Financial Statements of Rhapsody International, Inc. for the years ended September 30, 2018 and 2017 are filed with this current report as Exhibit 99.2 attached hereto and incorporated herein by this reference.

a.	Report of Ernst & Young LLP, Independent Auditors.

b.	Consolidated Balance Sheets as of September 30, 2018 and 2017.

c.	Consolidated Statements of Operations and Comprehensive Income (Loss) for the years ended September 30, 2018 and 2017.

d.	Consolidated Statements of Changes in Stockholders' Deficit for the years ended September 30, 2018 and 2017.

e.	Consolidated Statements of Cash Flows for the years ended September 30, 2018 and 2017.

f.	Notes to Consolidated Financial Statements for the year ended September 30, 2018.

The Consent of Ernst & Young LLP with respect to their report on the Audited Financial Statements of Rhapsody International, Inc. for the years ended September 30, 2018 and 2017, is filed with this current report as Exhibit 23.1 attached hereto and incorporated herein by this reference.

(b) Pro Forma Financial Information.

The following listed Pro Forma Financial Information for RealNetworks is filed with this current report as Exhibit 99.3 attached hereto and incorporated herein by this reference.

a.	Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2018 (unaudited).

b.	Pro Forma Condensed Consolidated Statement of Operation for the year ended December 31, 2018 (unaudited).

c.	Notes to Pro Forma Condensed Consolidated Financial Information (unaudited).

(c) Exhibits.

Exhibit	Description
23.1	Consent of Ernst & Young LLP, Independent Auditors
99.1*	RealNetworks, Inc. press release dated January 22, 2019
99.2	Consolidated financial statements of Rhapsody International, Inc. for the years ended September 30, 2018 and 2017 with Report of Ernst & Young LLP, Independent Auditors
99.3
RealNetworks, Inc. Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2018 (unaudited), Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018 (unaudited), and Notes to Pro Forma Condensed Consolidated Financial Information (unaudited)

*Previously filed with the Securities and Exchange Commission as an exhibit to RealNetworks, Inc.’s current report on Form 8-K filed on January 22, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/ S / Cary Baker
Cary Baker
Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)
Dated: April 3, 2019

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP, Independent Auditors
99.1*	RealNetworks, Inc. press release dated January 22, 2019
99.2	Consolidated financial statements of Rhapsody International, Inc. for the years ended September 30, 2018 and 2017 with Report of Ernst & Young LLP, Independent Auditors
99.3
RealNetworks, Inc. Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2018 (unaudited), Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2018 (unaudited), and Notes to Pro Forma Condensed Consolidated Financial Information (unaudited)

*Previously filed with the Securities and Exchange Commission as an exhibit to RealNetworks, Inc.’s current report on Form 8-K filed on January 22, 2019.